UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

   Date of Report (date of earliest event reported): May 7, 2010 (May 6, 2010)


                           DOMARK INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                       333-136247                20-4647578
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

   3551 W Lake Mary Blvd, Ste 209
           Lake Mary, FL                                           32746
(Address of principal executive offices)                         (Zip Code)

                                 (877) 700-7369
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On May 6, 2010, DoMark International, Inc. (the "Company") issued a letter to its shareholders updating them on the status of the Company and management's efforts to build value in the Company. A copy of the press release including the letter to shareholders is furnished as Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                Description
-----------                -----------

   99.1          Press Release, dated May 6, 2010.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DOMARK INTERNATIONAL, INC.


Date: May 7, 2010                             By: /s/ R. Thomas Kidd
                                                 -------------------------------
                                                 R. Thomas Kidd
                                                 Chief Executive Officer


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